[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]


                                 April 28, 1998



The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio  43219

     Re:   The Victory Portfolios
           File No. 33-8982
           Post-Effective Amendment
           to Registration Statement on Form N-1A
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Dear Gentlemen:

           We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A.

                                       Very truly yours,



                                       /s/ Kramer, Levin, Naftalis & Frankel
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